EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of January 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2006-A1 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), JPMorgan Chase Bank, National Association (“JPMCBNA”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, CTX Mortgage Company, LLC and Harwood Street Funding I, LLC entered into a certain Mortgage Loan Sale Agreement, dated as of March 10, 2005 (the “Purchase Agreement”) pursuant to which JPMorgan Acquisition has acquired certain mortgage loans pursuant to the terms of the Purchase Agreement;

WHEREAS JPMorgan Acquisition and JPMCBNA entered into a certain Flow Servicing Agreement, dated as of May 20, 2005, as amended by that certain Amendment Reg AB, dated as of January 1, 2006 (the “Servicing Agreement” and together with the Purchase Agreement, the “Agreements”) pursuant to which JPMCBNA agreed to service certain mortgage loans pursuant to the terms of the Servicing Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the mortgage loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS JPMCBNA (in such capacity, the “Servicer”) has agreed, on the terms and conditions contained herein, to service the Specified Mortgage Loans pursuant to the Servicing Agreement; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition (the “First Assignment and Assumption”).

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any mortgage loans subject to the Agreements which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”).

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, JPMorgan Acquisition shall note the transfer of the Specified Mortgage Loans to the Trustee, in its books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreements.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreements and its rights concerning waivers as set forth in the applicable section of each Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreements with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the JPMorgan Acquisition other than those contained in the Agreements or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

The Servicer hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2005-A8 and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer pursuant to the terms of the Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition pursuant to the terms of the Servicing Agreement. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to:  J.P. Morgan Mortgage Trust 2006-A1,

        Distribution Account Number: 50889200

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPMMT 2006-A1

Telecopier: (410) 715-2380

5.

Subservicing Agreement

As of the Closing Date (as defined in the Pooling and Servicing Agreement), JPMCBNA has engaged Chase Home Finance LCC (“CHF”) to act subservicer with respect to JPMCBNA’s servicing obligations under the Servicing Agreement. So long as JPMCBNA is not a rated servicer by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), JPMCBNA agrees that prior to replacing CHF as subservicer, other than with an affiliate of JPMCB that is a rated servicer, it will obtained written confirmation from Standard and Poor’s that such replacement of CHF as subservicer with respect  to JPMCBNA’s servicing obligations related to the Mortgage Loans will not cause the current rating on the Certificates (as defined in the Pooling and Servicing Agreement) to be withdrawn or lowered by Standard and Poor’s and agrees that any replacement subservicer shall agree to subservice in accordance with the terms of the Servicing Agreement, including but not limited to the consideration of whether to waive a prepayment penalty thereunder.

6.

Establishment of Escrow Account

The Servicer shall establish and maintain a separate Escrow Account titled “JPMorgan Chase Bank, National Association, as Subservicer for CTX Mortgage Company, LLC and Harwood Street Funding I, LLC, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2005-A8 and various Mortgagors,” for all funds collected and received on the Specified Mortgage Loans.

7.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Custodial Account titled “JPMorgan Chase Bank, National Association, as Subservicer for CTX Mortgage Company, LLC and Harwood Street Funding I, LLC, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2006-A1,” for all funds collected and received on the Specified Mortgage Loans.

8.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

9.

Continuing Effect

Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

10.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

11.

Notices

Any notices or other communications permitted or required under the Agreements to be made to JPMorgan Acquisition, the Depositor, the Trustee, the Master Servicer and the Servicer shall be made in accordance with the terms of the Agreements and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2006-A1

In the case of the Trustee:

U.S. Bank National Association

209 South LaSalle Street, 3rd Floor

Chicago, Illinois, 60604-1219

Attention:  J.P. Morgan Mortgage Trust 2006-A1

In the case of the Servicer:

JPMorgan Bank, National Association

194 Wood Avenue South

Iselin, New Jersey 08830

Attention:  Michael D. Katz

With a copy to:

JPMorgan Bank, National Association

c/o Chase Home Finance LLC

194 Wood Avenue South

Iselin, New Jersey 08830

Attention:  General Counsel

In the case of the Master Servicer:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPMMT 2006-A1

Telecopier: (410) 715-2380

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Servicing Agreement.

12.

Ratification

Except as modified and expressly amended by this Assignment, each Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

13.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

14.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.

15.

Amendments to the Servicing Agreement

The parties to the Servicing Agreement hereby agree to amend the Servicing Agreement as follows:

(a)

Section 4.04(viii) is hereby amended by replacing the reference to “Section 3.03” with “Section 3.02”;

(b)

Section 4.05(vi) is hereby amended by replacing the reference to “Section 3.03” with “Section 3.02”;

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: /s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2006-A1

By: /s/ Melissa A. Rosal

Name:  Melissa A. Rosal

Title:  Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Darron C. Woodus

Name:  Darron C. Woodus

Title:  Assistant Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer

By: /s/ Diane Bentz

Name:  Diane Bentz

Title:  Senior Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]